SECOND RESTRUCTURING AGREEMENT AND
                   AMENDMENT NO. 6 TO NOTE PURCHASE AGREEMENT

      Second Restructuring Agreement and Amendment No. 6 to Note Purchase Agreement, dated as of November 6, 2007 (this "AMENDMENT"), by and between GenuTec Business Solutions, Inc., a Delaware corporation (the "COMPANY"), Technology Investment Capital Corp., a Maryland corporation, as Purchaser ("TICC") and Collateral Agent (the "COLLATERAL AGENT") (TICC and its successors, assigns and transferees are sometimes referred to herein collectively as the "PURCHASERS"), and SeaView Mezzanine Fund LP, a Delaware limited partnership ("SEAVIEW"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Note Purchase Agreement.

                                 R E C I T A L S
                                 - - - - - - - -

     A. Pursuant to the Note Purchase Agreement dated as of September 16, 2005 among the Company, the Collateral Agent, the Purchasers and SeaView, as amended by Amendment No. 1 thereto dated as of October 24, 2005, Amendment No. 2 thereto dated as of July 21, 2006, Amendment No. 3 thereto dated as of September 29, 2006, the Restructuring Agreement and Amendment No. 4 dated as of February 27, 2007, and Amendment No. 5 thereto dated as of June 28, 2007 (as so amended, and as from time to time hereafter further amended, modified or restated in accordance with the terms thereof, the "NOTE PURCHASE AGREEMENT"), the Company has issued and sold to TICC and SeaView its Senior Secured Notes Due 2010 in the aggregate principal amount of $22,000,000, of which the Existing TICC Note and the Additional Notes, in the aggregate principal amount of $17,000,000 (plus accrued PIK Interest), remain outstanding (collectively, the "TICC NOTES").

     B. Numerous Events of Default have occurred and are continuing, including without limitation the failure to meet the requirements of the financial covenants set forth in Sections 11.1, 11.2, 11.3, 11.4 and 11.5 of the Note Purchase Agreement (collectively, the "EXISTING DEFAULTS").

     C. The Company has requested that TICC waive the Existing Defaults and engage in a restructuring of the debt and equity securities of the Company as set forth in this Amendment (the "SECOND RESTRUCTURING"), which shall include, among other things, (i) the cancellation of $13,500,000 of the principal amount of the TICC Notes and unpaid interest (including, without limitation, PIK Interest) in the amount of $1,739,437 accrued on the TICC Notes to the Second Restructuring Date (as hereinafter defined), in exchange for issuance to TICC of 152,394 shares of a new series of convertible preferred stock of the Company, to be designated the Series C Convertible Preferred Stock, par value $.0001 per share, (ii) agreement by TICC to waive the accrual and payment of all interest due on the remaining principal of the TICC Notes from the Second Restructuring Date until the second anniversary thereof, (iii) certain other amendments to the terms, provisions and conditions of the Note Purchase Agreement, all as hereinafter provided, and (iv) the issuance by the Company to SeaView of 51,508 shares of a new series of convertible preferred stock of the Company, to be designated the Series D Convertible Preferred Stock, par value $.0001 per share, in exchange for the cancellation and retirement of all shares of Series B Convertible Preferred Stock of the Company now held by SeaView. In consideration of the Company's agreement to effectuate the Second Restructuring, subject to certain conditions, TICC has agreed to waive the Existing Defaults and to perform its obligations with respect to the Restructuring, all as more fully set forth in this Amendment.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   AMENDMENTS TO SECTION 1.1 OF THE NOTE PURCHASE AGREEMENT.

          (a) Section 1.1 of the Note Purchase Agreement is hereby amended by adding thereto the following new definitions in the appropriate alphabetical order:

              ""PAYMENT DATE" has the meaning specified in Section 2.1(b)."

              ""SECOND RESTRUCTURING" means the transactions contemplated by the Sixth Amendment."

              ""SECOND RESTRUCTURING DATE" means the date (not later than November 6, 2007) on which all of the conditions set forth in Section 21 of the Sixth Amendment shall have been satisfied, or waived in writing by the Purchasers, and the Sixth Amendment shall become effective in accordance with its terms."

              ""SIXTH AMENDMENT" means that certain Second Restructuring Agreement and Amendment No. 6 to Note Purchase Agreement, dated as of November 6, 2007, among the Company, the Collateral Agent and the Purchasers."

          (b) The definition of the term "APPLICABLE INTEREST RATE" set forth in
Section 1.1 of the Note Purchase Agreement is hereby deleted and the following new definition of that term is hereby inserted in lieu thereof:

              "APPLICABLE INTEREST RATE" means (a) with respect to the period from and including the Second Restructuring Date to but not including the second anniversary of such date, the rate of zero percent (0%) per annum, and (b) with respect to any period on or after the second anniversary of the Second Restructuring Date, the rate of ten percent (10%) per annum."

          (c) The  definition of the term  "MATURITY  DATE" set forth in Section
1.1 of the Note Purchase Agreement is hereby deleted and the following new definition of that term is hereby inserted in lieu thereof:

              ""MATURITY DATE" means October 30, 2014."

     2. AMENDMENT TO SECTION 2.1(a) OF THE NOTE PURCHASE AGREEMENT. Section 2.1(a) of the Note Purchase Agreement is hereby amended and restated to read in full as follows:

              "(a) THE NOTES. The Company has duly authorized the issuance and sale of its Senior Secured Notes in the aggregate principal amount of $3,500,000 (such Notes, and any other notes of the same tenor from time to time issued in substitution or exchange for any thereof, being

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

          herein collectively called the "NOTES" and each individually a "NOTE"). Each Note shall be duly executed by the Company, shall be dated the date of issue thereof and shall be substantially in the form of EXHIBIT A to this Agreement."

     3. AMENDMENT TO SECTION 2.1(b) OF THE NOTE PURCHASE AGREEMENT. Section 2.1(b) of the Note Purchase Agreement is hereby amended and restated to read in full as follows:

              "(b) INTEREST. From and after the Second Restructuring Date, each Note shall bear interest at the Applicable Interest Rate, payable in cash (i) monthly in arrears on the last Business Day of each month (each a "PAYMENT DATE"), (ii) upon each optional or mandatory prepayment of any or all of the principal amount thereof (with respect to the principal amount so prepaid), and (iii) at maturity (whether at stated maturity, or by acceleration or otherwise)."

     4. AMENDMENT TO SECTION 3.1(a) OF THE NOTE PURCHASE AGREEMENT. Section 3.1(a) of the Note Purchase Agreement is hereby amended and restated to read in full as follows:

              "(a) The principal amount of the Notes shall be paid in equal monthly installments, each in the amount of $58,333.33, on each Payment Date commencing with the Payment Date occurring on the last Business Day of November, 2009. Optional prepayments of the principal amount of the Notes made pursuant to Section 3.2 and mandatory prepayments of the principal amount of the Notes made pursuant to
          Section 3.1(b) shall be applied to the scheduled payments of principal due under this Section 3.1(a) in the inverse order of the maturity thereof. The entire remaining unpaid principal amount of the Notes (if any) shall be paid in full on the Maturity Date, together with all unpaid accrued interest thereon and all other amounts owing under this Agreement, the Notes or the other Note Documents."

     5. AMENDMENT TO SECTION 3.1(b) OF THE NOTE PURCHASE AGREEMENT. Section 3.1(b) of the Note Purchase Agreement is hereby amended by deleting the word "or" occurring at the end of clause (iii) thereof, adding the word "or" at the end of clause (iv) thereof, and adding a new clause (v) immediately following clause (iv) thereof, as follows:

              "(v) the receipt of any amount in payment of, or by execution upon assets in connection with, any final judgment in favor of the Company or any Subsidiary of the Company in any litigation commenced or prosecuted by the Company or such Subsidiary, or the receipt of any amount pursuant to or in connection with any settlement of such litigation,"

     6. DELETION OF SECTION 11.2 OF THE NOTE PURCHASE AGREEMENT. Section 11.2 of the Note Purchase Agreement is hereby deleted in its entirety and there is inserted in lieu thereof the following:

              "Section 11.2. [Reserved]"

     7. DELETION OF SECTION 11.3 OF THE NOTE PURCHASE AGREEMENT. Section 11.3 of the Note Purchase Agreement is hereby deleted in its entirety and there is inserted in lieu thereof the following:

              "Section 11.3. [Reserved]"

     8. AMENDMENT TO SECTION 11.4 OF THE NOTE PURCHASE AGREEMENT. Section 11.4 of the Note Purchase Agreement is hereby amended and restated in its entirety to read in full as follows:

              "Section 11.4. MAINTENANCE OF MINIMUM CONSOLIDATED EBITDA. As of the end of each fiscal quarter of the Company commencing with the fiscal quarter ending December 31, 2009, the Company shall maintain Consolidated EBITDA of not less than $1,750,000 for the period of four consecutive fiscal quarters of the Company ending with such respective fiscal quarter."

     9.   AMENDMENT TO SECTION 11.5 OF THE NOTE PURCHASE AGREEMENT. Section 11.5
of the   Note Purchase  Agreement is hereby amended and restated in its entirety to read in full as follows:

              "Section 11.5. MAINTENANCE OF MINIMUM CONSOLIDATED REVENUES. As of the end of each fiscal quarter of the Company commencing with the fiscal quarter ending December 31, 2009, the Company shall maintain Consolidated Revenues of not less than $12,000,000 for the period of four consecutive fiscal quarters of the Company ending with such respective fiscal quarter."

     10. AMENDMENT TO SECTION 11.6 OF THE NOTE PURCHASE AGREEMENT. Section 11.6 of the Note Purchase Agreement is hereby amended and restated to read in full as follows:

              "Section 11.6. MAINTENANCE OF MINIMUM CASH AMOUNT. The aggregate amount of Cash on hand (net of any overdrafts on Deposit Accounts) of the Company and its Subsidiaries as of the close of business on the last day of any fiscal quarter (commencing with the fiscal quarter ending December 31, 2009) will not be less than $250,000."

     11. AMENDMENT TO FORM OF NOTE. EXHIBIT A to the Note Purchase Agreement is hereby amended and restated to read in full as set forth in EXHIBIT A to this Amendment.

     12. AMENDMENT TO PLEDGE AND SECURITY AGREEMENT. The Security Agreement is hereby amended by adding the following to SCHEDULE B thereto:

     "All commercial tort claims now or hereafter asserted by or on behalf of the Company or its predecessor in that certain action entitled GENUTEC BUSINESS SOLUTIONS, INC. VS. MICHAEL TAUS ET AL., No. 07CC07918, filed in the Superior Court of the State of California for the County of Orange, Central Justice Center, or otherwise arising out of or in connection with the matters asserted by the Company in the complaint filed in such action."

     13. EXCHANGE OF NOTES FOR SERIES C PREFERRED STOCK; RESTATEMENT OF REMAINING NOTES. On or prior to the Second Restructuring Date,

          (a) the Board shall adopt and approve, and shall cause to be filed with the Secretary of State of the State of Delaware, a Certificate of Designations in the form attached as Exhibit B-1 to this Amendment (the "SERIES C CERTIFICATE OF DESIGNATIONS"), and shall take all other action necessary to create a new series of the Preferred Stock, par value $.0001 per share, of the Company, which series shall be designated the Series C Convertible Preferred Stock (the "SERIES C PREFERRED STOCK"), shall consist of 180,000 authorized shares, and shall have the preferences, limitations and relative rights set forth in the Series C Certificate of Designations,

          (b) the Board shall duly authorize and approve the issuance to TICC of 152,394 shares of Series C Preferred Stock (the "TICC SERIES C SHARES") in exchange for cancellation of $13,500,000 principal amount of the TICC Notes and all unpaid interest thereon (including without limitation PIK Interest) accrued through the Second Restructuring Date,

          (c) subject to satisfaction of the conditions set forth in Section 21 of this Amendment, the Company shall issue the TICC Series C Shares to TICC in exchange for the cancellation of $13,500,000 principal amount of the TICC Notes and all unpaid interest on the TICC Notes (including without limitation PIK Interest) accrued through the Second Restructuring Date, it being agreed herein that the amount of such interest accrued to the Second Restructuring Date is $1,739,437, and

            (d) upon completion of the exchange described in the foregoing clause (c), the TICC Notes in the remaining principal amount of $3,500,000 shall be amended and restated in their entirety as a single Note in such principal amount substantially in the form set forth as EXHIBIT A to this Amendment (the "AMENDED AND RESTATED NOTE").

     14. EXCHANGE OF SHARES OF SERIES B PREFERRED STOCK FOR SHARES OF SERIES D PREFERRED STOCK. On or prior to the Second Restructuring Date,

          (a) the Board shall adopt and approve, and shall cause to be filed with the Secretary of State of the State of Delaware, a Certificate of Designations in the form attached as EXHIBIT B-2 to this Amendment (the "SERIES D CERTIFICATE OF DESIGNATIONS"), and shall take all other action necessary to create a new series of the Preferred Stock, par value $.0001 per share, of the Company, which series shall be designated the Series D Convertible Preferred Stock, par value $.0001 per share (the "SERIES D PREFERRED STOCK"), shall consist of 60,000 authorized shares, and shall have the preferences, limitations and relative rights set forth in the Series D Certificate of Designations,

          (b) the Board shall duly authorize and approve the issuance to SeaView of 51,508 shares of Series D Preferred Stock (the "SEAVIEW SERIES D SHARES") in exchange for all of the 51,508 shares of Series B Convertible Preferred Stock, par value $.0001 per share, of the Company (the "SERIES B PREFERRED STOCK") now held by SeaView,

          (c) subject to satisfaction of the conditions set forth in Section 21 of this Amendment, the Company shall issue the SeaView Series D Shares to SeaView in exchange for transfer to the Company of all of the shares of Series B Preferred Stock held by SeaView, which shares shall thereupon be cancelled and retired. The parties hereto hereby agree that the provisions of the Preferred Stock Purchase Agreement dated as of February 27, 2007 between the Company and

SeaView shall continue in effect and shall apply to the SeaView Series D Shares as though the SeaView Series D Shares were shares of Series B Preferred Stock referred to therein, except that Sections 2.4 and 3 thereof are hereby terminated and shall not apply to the SeaView Series D Shares.

     15.  Closing of Second Restructuring.

          (a) The closing of the transactions contemplated by this Amendment shall take place at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, New York, New York 10022 at 10:00 a.m., New York time on the Second Restructuring Date.

          (b) On the Second Restructuring Date, subject to the conditions specified in Section 21:

              (i) TICC will assign (without recourse) and deliver to the Company the TICC Notes (to the extent of $13,500,000 of the outstanding principal amount thereof and all accrued interest on the TICC Notes, including without limitation PIK Interest), which shall thereupon be cancelled and retired, and the Company will issue and deliver to TICC in exchange therefor stock certificates representing the TICC Series C Shares;

              (ii) TICC will assign (without recourse) and deliver to the Company the TICC Notes (to the extent of the remaining $3,500,000 of the outstanding principal amount thereof), which shall thereupon be cancelled and retired, and the Company will execute and issue to TICC in exchange therefor the Amended and Restated Note, in the principal amount of $3,500,000 and dated the Second Restructuring Date;

              (iii) the expenses of TICC incurred through the Second Restructuring Date and required to be reimbursed by the Company pursuant to Section 23 hereof shall be paid in full by the Company; and

              (iv) SeaView will assign (without recourse) and deliver to the Company 51,508 shares of Series B Preferred Stock, constituting all of the shares of Series B Preferred Stock held by it, accompanied by appropriate stock powers duly executed by SeaView, which shares shall thereupon be cancelled and retired, and the Company will issue and deliver to SeaView in exchange therefor the SeaView Series D Shares.

     16. REGISTRATION RIGHTS. The Purchasers and the Company shall have the respective rights and obligations set forth in EXHIBIT C hereto with respect to registrations of the Company's securities under the Securities Act.

     17. OTHER POST-RESTRUCTURING OBLIGATIONS. Commencing at the earliest practicable date following the Second Restructuring Date, the Company will take all necessary or appropriate actions (a) to effect a 1-for-1000 (or such other ratio as may be determined by the Board of Directors) reverse stock split that will have the effect of reducing the number of outstanding shares of common stock and the number of common stockholders of record of the Company, (b) to amend the Company's Certificate of Incorporation as provided in the Certificate of Amendment, in the form attached as EXHIBIT D to this Amendment (the "CERTIFICATE OF AMENDMENT"), for the purposes of effecting such reverse stock split, and (c) to prepare and file a Schedule 14C with the SEC in connection with the Certificate of Amendment. The Company will deliver written notice to the Collateral Agent of the taking of each of the foregoing actions within five Business Days after the completion thereof.

     18. WAIVER OF EXISTING DEFAULTS AND CONSENT. In consideration of the representations, warranties, covenants and agreements herein set forth, effective on and as of the Second Restructuring Date, the Purchasers hereby irrevocably waive the Existing Defaults. The Purchasers also hereby irrevocably consent to the taking by the Company of all actions required or expressly permitted to be taken by it under the provisions of this Amendment and agree that none of such actions shall constitute a Default or Event of Default.

     19. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchasers that:

          (a) Immediately following the Second Restructuring Date and after giving effect to the waivers of the Existing Defaults set forth in this Amendment, no Default or Event of Default will have occurred and be continuing.

          (b) The execution, delivery and performance by the Company of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action on the part of the Board. This Amendment has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

          (c) Neither the execution and delivery by the Company of this Amendment, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any properties or assets of the Company pursuant to, the Organizational Documents of the Company or any contract, agreement, mortgage, indenture, lease or instrument to which the Company is a party or by which it is bound or to which any of its assets are subject, or any statute, ordinance, law, rule, regulation, order, writ, judgment, injunction, decree or award to which the Company or any of its assets are subject.

          (d) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or any nongovernmental Person, including, without limitation, any creditor or stockholder of the Company is required in connection with the execution or delivery by the Company of this Amendment or the performance by the Company of its obligations hereunder, or as a condition to the legality, validity or enforceability of this Amendment or any provision hereof.

          (e) The authorized Equity Interests of the Company consist of 100,000,000 shares of Company Common Stock and 10,000,000 shares of Company Preferred Stock, including 60,000 shares of Series D Preferred Stock and 180,000 shares of Series C Preferred Stock. Set forth in SCHEDULE 19 is a true and complete list of the holders of five percent (5%) or more of the outstanding shares of Company Common Stock and of all of the Company Preferred Stock, and the aggregate numbers of outstanding shares of Company Common Stock, Options, Convertible Securities and other Call Securities (each as defined below). All of the issued and outstanding shares of Company Common Stock and Company Preferred Stock are validly issued, fully paid and non-assessable. Except as set forth in
SCHEDULE 19, there are no outstanding (i) options, warrants or rights to subscribe for or purchase, or agreements (contingent or otherwise) providing for the issuance of, or calls, commitments or claims of any character relating to, any shares of Company Common Stock or Company Preferred Stock ("OPTIONS"), (ii) securities (including debt securities and equity securities) that are or by their terms may become convertible into or exchangeable for any shares of Company Common Stock or Company Preferred Stock ("CONVERTIBLE SECURITIES"), or
(iii) options, warrants or rights to subscribe for or purchase, or agreements (contingent or otherwise) providing for the issuance of, or calls, commitments or claims of any character relating to, any Convertible Securities (together with Options and Convertible Securities, "CALL SECURITIES"). Except as set forth in SCHEDULE 19, none of the authorized Equity Interests of the Company constitutes Redeemable Stock, and the Company has no obligation, whether mandatory or at the option of any other Person, at any time to redeem or repurchase any shares of Company Common Stock or Company Preferred Stock or any Call Securities, pursuant to the terms of the Company's Organizational Documents or by contract or otherwise.

          (f) Subject to completion of the transactions referred to in Section 17 hereof, the shares of Company Common Stock issuable upon conversion of the Series C Preferred Stock and the Series D Preferred Stock have been duly and validly reserved for issuance upon such exercise and, when issued and delivered against payment therefor as provided therein, will be duly authorized, validly issued, fully paid and non-assessable and subject to no Liens in respect of the issuance thereof.

          (g) None of the Company or its representatives has taken or will take any action which would subject the issuance or sale of any of the Series C Preferred Stock or the Series D Preferred Stock to the provisions of Section 5 of the Securities Act or violate the provisions of any securities or Blue Sky laws of any applicable jurisdiction.

     20. REPRESENTATIONS OF THE PURCHASERS AND SEAVIEW. Each of TICC and SeaView represents to the Company that (a) it is an "accredited investor," within the meaning of Rule 501 promulgated by the SEC under the Securities Act, and (b) it is acquiring the shares of Series C Preferred Stock or Series D Preferred Stock (as the case may be) to be issued to it hereunder for its own account, for investment, and not with a view to or for sale in connection with any distribution thereof in violation of the registration provisions of the Securities Act or the rules and regulations promulgated thereunder.

     21. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. Notwithstanding anything to the contrary set forth in this Amendment, the terms and provisions of this Amendment shall not become or be effective until the date (the "SECOND

RESTRUCTURING DATE") on which all of the following conditions shall be fulfilled or waived in writing by TICC:

          a. All documentation of the transactions contemplated hereby shall be satisfactory to TICC in form and substance in its sole discretion. TICC shall have received such certificates, legal opinions and other closing documents as it shall reasonably request.

          b. The representations and warranties set forth in Section 19 of this Amendment shall be true on and as of the Second Restructuring Date as though made on and as of the Second Restructuring Date, and the Company shall have performed all obligations required to have been performed by it on or prior to the Second Restructuring Date pursuant to this Amendment.

          c. There shall not be pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting any of the Company or its Subsidiaries which seeks to enjoin or restrain any of the transactions contemplated herein or which the Purchasers believe in good faith is likely to have a Material Adverse Effect.

          d. All necessary consents, approvals and authorizations of, and declarations, registrations and filings with, Governmental Authorities and nongovernmental Persons required in order to consummate the transactions contemplated herein shall have been obtained or made and shall be in full force and effect.

          e. The Company shall have executed, issued and delivered to TICC the Amended and Restated Note and stock certificates representing the TICC Series C Shares against TICC's delivery to the Company of the TICC Notes accompanied by appropriate bond powers duly executed by TICC.

          f. The Company shall have delivered stock certificates representing the SeaView Series D Shares to SeaView against SeaView's delivery to the Company of stock certificates representing the shares of Series B Preferred Stock held by it accompanied by appropriate stock powers duly executed by SeaView.

          g. TICC, SeaView and the Company shall have executed and delivered a Stockholders Agreement in the form set forth in Exhibit E to this Amendment.

          h.  The Restructuring Date shall occur on or before November 6, 2007.

     22. EFFECT OF AMENDMENT; NO NOVATION. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Note Purchase Agreement, or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Note Purchase Agreement and the other Note Documents shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Amendment. It is further agreed that the Security Agreement, as hereby amended, and the Subsidiary Guarantee shall continue in full force and effect and shall secure and guarantee all Obligations now existing or hereafter arising under the

Note Purchase Agreement and the Notes after giving effect to this Amendment and the Restructuring. It is further specifically agreed that this Amendment shall not be deemed or considered to operate as a novation of the outstanding Notes, the Note Purchase Agreement or the other Note Documents.

     23. PAYMENT OF EXPENSES. The Company agrees to pay all costs and expenses incurred by the Purchasers in connection with the negotiation, preparation, execution and delivery of this Amendment and the consummation of the Second Restructuring, including, without limitation, the reasonable fees and disbursements of the Purchasers' legal counsel incurred in connection herewith.

     24. INDEMNIFICATION. In consideration of the execution and delivery of this Amendment by the Purchasers and the Collateral Agent, the Company hereby agrees to defend, indemnify, exonerate and hold harmless each Purchaser and the Collateral Agent and each of the officers, directors, stockholders, partners, members, managers, Affiliates, trustees, employees and agents of each Purchaser and the Collateral Agent (herein collectively called the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, claims, actions, suits, proceedings, judgments, costs and expenses, including legal fees and other expenses incurred in the investigation, defense, appeal and settlement of claims, actions, suits and proceedings (herein collectively called the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them arising out of or resulting from any act or failure to act by the Company or any of its Subsidiaries or their respective officers, directors, employees, agents, representatives or Affiliates relating to this Amendment, the issuance of the TICC Series C Shares or the transactions contemplated hereby or thereby, or the performance by the Company of its obligations hereunder or thereunder except for any such Indemnified Liabilities which are finally judicially determined to have resulted from the Indemnitee's gross negligence, willful misconduct or willful breach of this Amendment, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Company under this Section 24 shall survive the closing of the transactions contemplated hereby and the enforcement of any provision hereof.

     25. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. Delivery of manually executed counterparts of this Amendment shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

     26. ENTIRE AGREEMENT. This Amendment embodies the entire agreement and understanding with regard to the subject matter hereof among the Purchasers, the Collateral Agent and the Company, and supersedes all prior agreements and understandings (oral or written) relating to such subject matter.

     27. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                           [Signatures on next page]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.


                                     COMPANY:
                                     -------

                                     GENUTEC BUSINESS SOLUTIONS, INC.

                                         /s/ Roy M. Cox, Jr.
                                     By: -------------------------------
                                         Name:  Roy M. Cox, Jr.
                                         Title:  President and CEO

                                     SUBSIDIARY GUARANTORS:
                                     ---------------------

                                     GENUTEC MARKETING, INC.

                                     By: /s/ Roy M. Cox, Jr.
                                         -----------------------------
                                         Name:  Roy M. Cox, Jr.
                                         Title: President

                                     SMART ACQUISITION, LLC

                                         /s/ Roy M. Cox, Jr.
                                     By: ----------------------------

                                         Name:  Roy M. Cox, Jr.
                                         Title: President

                                     PURCHASER:
                                     ---------

                                     TECHNOLOGY INVESTMENT CAPITAL CORP., as
                                     Collateral Agent and Purchaser

                                         /s/ Saul B. Rosenthal
                                     By: ---------------------------

                                         Name:  Saul B. Rosenthal
                                         Title:  President

                                     SEAVIEW:
                                     -------

                                     SEAVIEW MEZZANINE FUND LP

                                     By: SeaView GP, LLC, its general partner

                                         By: /s/ Scott Hartman
                                             ---------------------
                                             Name:  Scott Hartman
                                             Title:   Member

                                   EXHIBIT A

                          FORM OF SENIOR SECURTED NOTE
                          ----------------------------

           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAW, AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, THEREUNDER.

                        GENUTEC BUSINESS SOLUTIONS, INC.

                          Senior Secured Note Due 2014

No. _____                                                     New York, New York
$____________                                                 ____________, 20__


     GENUTEC BUSINESS SOLUTIONS, INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to:

                                [NAME OF HOLDER]

                             or registered assigns
                        on the 30th day of October, 2014
                            the principal amount of

                    ________________ DOLLARS ($____________)

and to pay interest from the date hereof on the principal amount from time to time remaining unpaid hereon from the date hereof at a rate per annum equal, during any period, to the Applicable Interest Rate for such period, payable in cash monthly in arrears on the last Business Day of each month (commencing with the first such date occurring after the date of issuance of this Note). Interest accrued on the principal amount of this Note shall also be due and payable upon each prepayment of any or all of the principal amount hereof (with respect to the principal amount so prepaid), and at maturity (whether at stated maturity, or by acceleration or otherwise). Notwithstanding the foregoing, the Company agrees that, upon the occurrence and during the continuance of an Event of Default, this Note shall bear interest at a rate per annum equal to the Post-Default Rate on the unpaid principal amount hereof and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid, such interest to be payable in cash on demand. Interest on this Note shall be calculated on the basis of a year of 360 days, in each case for the actual number of days occurring in the period for which such interest is payable. Payments of principal, prepayment charges (if any) hereof and interest hereon and all other amounts payable hereunder or under the Purchase Agreement referred to below shall be made in Dollars in immediately available funds, in accordance with the provisions of Section 3.4(a) of the Purchase Agreement described below, without deduction, set-off or counterclaim, not later than 2:00 p.m. (New York time) on the date on which such payment shall be due, and any payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day.

     This Note is one of the Senior Secured Notes Due 2014 of the Company in the aggregate principal amount of $3,500,000, issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of September 16, 2005, among the Company, Technology Investment Capital Corp., a Maryland corporation, as Collateral Agent, and the Purchasers named in Schedule I thereto, as from time to time amended, modified or supplemented (the "PURCHASE AGREEMENT"), and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Purchase Agreement to all the benefits provided for thereby or referred to therein, to which Purchase Agreement reference is hereby made for a statement thereof. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

     This Note is secured by, and are entitled equally and ratably to the benefits of, the Subsidiary Guarantee and the Security Documents, all in the manner and to the extent more fully provided therein.

     This Note may be declared or otherwise become due prior to its expressed maturity date, all in the events, on the terms and in the manner and amounts provided in the Purchase Agreement.

     The principal amount of the Notes is payable in installments, may be required to be prepaid in whole or in part, and is subject to prepayment at the option of the Company, all on the dates, on the terms and conditions and in the amounts set forth in the Purchase Agreement.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal executive office of the Company accompanied (if required by the Company) by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, prepayment charge, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                     GENUTEC BUSINESS SOLUTIONS, INC.


                                     By: _______________________
                                         Name:
                                         Title:

                                  EXHIBIT  B-1

      FORM OF CERTIFICATE OF DESIGNATIONS RELATING TO SERIES C CONVERTIBLE
      --------------------------------------------------------------------
                                 PREFERRED STOCK
                                 ---------------

                                  EXHIBIT  B-2

      Form of Certificate of Designations Relating to Series D Convertible
      --------------------------------------------------------------------
                                Preferred Stock
                                ---------------

                                   EXHIBIT C
                                   ---------

                              REGISTRATION RIGHTS
                              -------------------

     1. DEFINITIONS. As used in this EXHIBIT C, the following terms shall have the following meanings:

          "COMMON STOCK" means Class A voting common stock, par value $0.0001 per share, of the Company.

          "INVESTOR STOCKHOLDERS" means Stockholders of the Company who are at any relevant time holders of share of Series C Preferred Stock issued pursuant to the Second Restructuring Agreement and Amendment No. 6 to Note Purchase Agreement (the "RESTRUCTURING AGREEMENT").

          "PRO RATA" means, with respect to the Registrable Securities held by a Stockholder to be excluded from an underwritten public offering as provided in this Exhibit C, the number which bears the same proportion to the total number of shares of Common Stock to be excluded as the aggregate number of shares of Registrable Securities held by such Stockholder bears to the aggregate number of shares of Common Stock held by all Stockholders participating in such offering whose shares are to be excluded.

          "REGISTRABLE SECURITIES" means, collectively, (i) Common Stock of the Company, including without limitation Common Stock issued or issuable upon conversion of Series C Preferred Stock issued pursuant to the Restructuring Agreement, and (ii) Common Stock issued or issuable by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise with respect to Registrable Securities. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) such securities shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require the registration or qualification of such securities under the Securities Act or any similar state law then in effect.

          "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with this EXHIBIT C and the completion of transactions relating thereto including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, the fees and disbursements of the Company's independent public accountants, including the expenses of any special audits, reviews, compilations or other reports or information required by or incident to such performance and compliance, and the reasonable fees or expenses of counsel for the Company and of one special counsel to represent the holders on whose behalf Registrable Securities are being registered, but excluding (i) any allocation of the Company or selling Stockholder personnel or other general overhead expenses of the Company or of any selling Stockholder or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business, which shall be borne by the party incurring the expense in all cases, and (ii) any underwriting discounts and commissions with respect to such Registrable Securities, which shall be borne by the holder on whose behalf such Registrable Securities are being registered.

          "SECOND RESTRUCTURING DATE" means October __, 2007.

          "STOCKHOLDER" means a holder of Common Stock or Series C Preferred Stock.

Unless otherwise defined herein, capitalized terms used in this Exhibit C have the meanings assigned to them in the Restructuring Agreement.

     2. Registration on Request. (a) Upon the written request of Investor Stockholders holding a majority of the Registrable Securities held by all Investor Stockholders, requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by such Investor Stockholders (the "REQUESTING STOCKHOLDERS") and specifying the intended method or methods of disposition of such Registrable Securities, the Company will thereupon use its commercially reasonable best efforts to effect, at the earliest possible date, the registration, under the Securities Act, subject to Section 2(e), of the Registrable Securities which the Company has been so requested to register by such Requesting Stockholders, for disposition as stated in such request, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be so registered, PROVIDED that (A) if the Company shall have previously effected a registration of which notice has been given to all Investor Stockholders holding Registrable Securities pursuant to Section 3, in which all Investor Stockholders wishing to do so were permitted to sell all Registrable Securities they desired to sell, the Company shall not be required to effect a registration pursuant to this Section 2 until a period of 120 days shall have elapsed from the effective date of the most recent such previous registration, (B) the Company shall not be obligated to effect more than two (2) such registrations requested by the Investor Stockholders pursuant to this
Section 2(a) (with the exception of S-3 registrations described in Section 2(b) herein), and (C) each such request must include Registrable Securities having an offering price of at least $2,000,000 in the aggregate. Each registration requested pursuant to this Section 2 shall be (i) effected by the filing of a registration statement on Form S-1 or Form S-3 (or any other form which the Company is qualified to use), and (ii) if the Company is qualified and if agreed to in writing by the Requesting Stockholders, filed pursuant to Rule 415 under the Securities Act (or equivalent rule then in effect).

          (b) The Investor Stockholders will be entitled to unlimited S-3 registrations; PROVIDED, HOWEVER, that each must include Registrable Securities having an offering price of at least $1,000,000 in the aggregate and no more than two such registrations shall be required in any twelve-month period.

          (c) The Company will pay all Registration Expenses, including the cost of one counsel for the selling stockholders, in connection with each registration of Registrable Securities effected by the Company pursuant to this

Section 2, provided that the expenses of the first three S-3 registrations will be borne by the Company, and thereafter all S-3 registration expenses will be borne by the selling stockholders pro rata.

          (d) The Company will not register securities for sale for the account of any Person other than (i) the Company, and (ii) holders of Registrable Securities. The Company will not grant to any Person the right to request a registration of securities except pursuant to Section 2(a), or with the written consent of Investor Stockholders holding a majority of the shares of Registrable Securities held by all Investor Stockholders, and except to Persons that have been granted such rights prior to the Second Restructuring Date. The Company may grant incidental rights to participate in registrations comparable to those granted in Section 3.

          (e) If the registration so requested by the Requesting Stockholders involves an underwritten offering of the securities so being registered, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities which the Requesting
Stockholders have requested to register under Section 2(a) and all other Registrable Securities which other holders thereof have requested be included in such offering pursuant to Section 3 will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish the Requesting Stockholders a copy of the opinion of the managing underwriter, and will register the shares of Common Stock which the Requesting Stockholders and all such other holders of Registrable Securities have requested pursuant to Section 3 in an amount not to exceed the maximum number of shares that the managing underwriter deems advisable. The Registrable Securities which the Requesting Stockholders and all such other holders of Registrable Securities have requested to be included in such offering that are to be excluded from such offering shall be allocated first, among such other holders Pro Rata, and second, to the extent of any Registrable Securities remaining to be excluded, among the Requesting Stockholders Pro Rata.

          (f) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Section 2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution provisions to the effect and to the extent provided in Section 6.

          (g)   If,  at  any  time  after  requesting  registration pursuant  to
Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration request, the Requesting Stockholders shall determine for any reason not to register such Registrable Securities, such Requesting Stockholders may, at their election, give written notice of such determination to the Company. The Company shall then be relieved of its obligations to register any Registrable Securities in connection with such Requesting Stockholders' registration request (but not its obligation to pay the Registration Expenses in connection therewith as provided in Section 2(c)), and such terminated registration shall be counted as a request for registration pursuant to Section 2(a). If, however, the Requesting Stockholders pay the Registration Expenses in connection therewith, the terminated registration shall not be counted as a request for registration pursuant to Section 2(a).

          (h) In connection with the first request for registration  pursuant to
Section 2(a), the Company may, within fifteen (15) days after its receipt of such request, give the Requesting Stockholders notice that it is the good faith intention of the Company to register securities under the Securities Act for sale for its own account. Thereafter, the provisions of Section 3 shall govern, and the Requesting Stockholders' registration request under Section 2(a) shall be deemed rescinded. The Requesting Stockholders shall again be entitled to request such registration under Section 2(a), but not sooner than the earliest of (i) one hundred and twenty (120) days after the effective date of the Company's registration, (ii) the Company's determination (of which the Company shall promptly notify the holders of Registrable Securities) not to proceed with its registration of securities, and (iii) the Company's failure to use best efforts to effect the registration of its securities.

          (i) In  connection  with any  request  for  registration  pursuant  to
Section 2(a), the Company may, on two occasions only, upon a good-faith determination by the Company's Board of Directors that such a registration would interfere with the completion of a proposed corporate transaction, notify the Requesting Stockholder that it intends to defer such registration for up to one hundred twenty (120) days. In such event the Requesting Stockholder may rescind its registration request, and shall again be entitled to request such registration under Section 2(a), but not sooner than the end of the period of deferral determined by the Company.

     3. INCIDENTAL REGISTRATIONS. (a) If, at any time, the Company proposes to register any of its securities under the Securities Act (including without limitation a registration on request of the Investor Stockholders pursuant to
Section 2 above), whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of any such holder delivered to the Company within thirty (30) days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

              (i) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in Section 3(b)), without prejudice however to the rights of the Investor Stockholders to request that such registration be effected as a registration under Section 2(a);

              (ii) if the registration so proposed by the Company involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable
          Securities which the Stockholders have requested the Company to register in accordance with this Section 3(a) concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish each such holder of Registrable Securities with a copy of such opinion and may deny, by written notice to each such holder accompanying such opinion, the registration of all or a specified portion of such Registrable Securities (in case of a denial as to a portion of such Registrable Securities, such portion to be allocated Pro Rata among such holders), after giving effect to any priorities with respect to registration of holders of Registrable Securities under registration rights granted prior to the Second Restructuring Date; and

              (iii) the Company shall not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with dividend reinvestment plans or stock option or other employee benefit plans.

          (b) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 3.

     4. REGISTRATION PROCEDURES. (a)If and whenever the Company is required to use its commercially reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3, the Company will as expeditiously as possible:

              (i) prepare and promptly file with the Commission a registration statement with respect to such Registrable Securities (in any event, use its best efforts to file such registration statement within ninety
          (90) days after the end of the period within which requests for registration may be delivered to the Company) and use its best efforts to cause such registration statement to become effective;

              (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the
          Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of six (6) months after such registration statement becomes effective;

              (iii) furnish to each seller of such Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request;

              (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller (or in an underwritten offering, the managing underwriter) shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

              (v) furnish to each seller of Registrable Securities by means of such registration a signed counterpart, addressed to such seller, of
          (A) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement speaking both as of the effective date of the registration statement and the date of the closing under the underwriting agreement) and (B) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller may reasonably request;

              (vi) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or other securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

              (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
          Section 11(a) of the Securities Act; and

              (viii) use its best efforts to list such securities on the NASDAQ and each securities exchange on which the Common Stock of the Company is then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and, if necessary, provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

The Company may require each such holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

          (b) If the Company at any time proposes to register any of its securities under the Securities Act (other than pursuant to a request made under Section 2), whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will, subject to Section 3(a)(ii), make reasonable efforts, if requested by any holder of Registrable Securities who requests incidental registration of Registrable Securities in connection therewith pursuant to Section 3, arrange for such underwriters to include such Registrable Securities among those securities to be distributed by or through such underwriters. The holders of Registrable Securities on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders of Registrable Securities.

          (c) Whenever a registration requested pursuant to Section 2 is for an underwritten offering, the Company shall have the right to select the managing underwriter to administer the offering, subject to the approval of the holders of a majority of the Registrable Securities included in such registration, such approval not to be unreasonably withheld or delayed. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the managing underwriter shall be selected by the Company.

          (d) If any registration pursuant to Section 2 or 3 shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriters, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) within the period of time between fourteen (14) days prior to the effective date of such registration statement and one hundred twenty (120) days after the effective date of such registration statement.

     5. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to review and comment upon such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     6. INDEMNIFICATION; CONTRIBUTION. (a) In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Section 2 or 3, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each officer and director of each underwriter, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such holder or any such director or officer or participating or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings or investigations in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus (unless, with respect to the indemnification of the officers and directors of each underwriter and each other person participating as an underwriter, any such statement is corrected in a subsequent prospectus and the underwriters are given the opportunity to circulate the corrected prospectus to all persons receiving the preliminary prospectus), final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(z) any violation by the Company of any securities laws, and the Company will reimburse such holder and each such director, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to any seller, director, officer, participating person or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company in an instrument executed by or under the direction of such seller, director, officer, participating person or controlling person for use in the preparation thereof, which information was specifically stated to be for use in the registration statement, prospectus, offering circular or other document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, participating person or controlling person and shall survive the transfer of such securities by such seller. The Company shall agree to provide for contribution relating to such indemnity as shall be reasonably requested by any seller of Registrable Securities or the underwriters.

          (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(a), that the Company shall have received an undertaking satisfactory to it from the prospective sellers of such securities and their underwriters, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, but only if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such sellers or their underwriters specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, and PROVIDED THAT (i) the obligation to provide indemnification pursuant to this Section 6(b) shall be several, and not joint and several, among such sellers and (ii) the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such sellers.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6 except to the extent that the indemnifying party's liabilities and obligations under this Section 6 are increased as a result of such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (iii) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other person represented by such counsel in such proceeding or the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without the written consent of such indemnifying party, such consent not to be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) Indemnification similar to that specified in this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration (but in no way reducing the rights of the holders of such Registrable Securities) at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, or at all times after the Common Stock of the Company shall initially be registered pursuant to the requirements of Section 12 of the Exchange Act, the Company agrees at its cost and expense to use its best efforts to:

          (a) make and keep public information available, as those terms are understood within Rule 144 under the Securities Act;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (c) furnish to each holder of Registrable Securities, forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Stock without registration; and

          (d) furnish to each Holder of Registrable Securities which is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, promptly upon written request from such Holder, such information as may be required under Rule 144A for delivery to any prospective purchaser of any Registrable Securities in order to permit such holder to avail itself of the benefits of the exemptions under the Securities Act afforded by such Rule.

     8. "MARKET STAND-OFF" AGREEMENT. Each Investor Stockholder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering ("IPO") and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred and eighty days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this SECTION 8 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Investor Stockholders only if all officers, directors, and stockholders individually owning more than one percent (1%) of the Company's outstanding Common Stock are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this SECTION 8 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Investor Stockholder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this SECTION 8 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Investor Stockholders subject to such agreements, based on the number of shares subject to such agreements.

     9. TRANSFER OF REGISTRATION RIGHTS. The registration rights granted to THE Investor Stockholders in this EXHIBIT C may be transferred, but only to
(a) Affiliates of the Investor Stockholders, and (b) any transferee of Common Stock that shall deliver to the Company a written instrument, in form and substance satisfactory to the Company, by which such transferee agrees to be bound by the terms of this EXHIBIT C.

     10. TERMINATION OF REGISTRATION RIGHTS. The right of any Investor Stockholder to request registration or inclusion of Registrable Securities in any registration pursuant to SECTION 2 or SECTION 3 shall terminate when all of such Holder's Registrable Securities could be sold without restriction under SEC Rule 144(k).

                                   EXHIBIT  D
                                   ----------

        Form of Certificate of Amendment to Certificate of Incorporation
        ----------------------------------------------------------------

                                   EXHIBIT E
                                   ---------

                         Form of Stockholders Agreement
                         ------------------------------

                                     - 13 -